EXHIBIT 10.8


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                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                  by and among

                    National Coal Corp., as Issuer and Seller

                                       and

                     the parties named herein, as Purchasers

                            with respect to Seller's

                 Series A Cumulative Convertible Preferred Stock

                      and Warrants to Purchase Common Stock











                                 August 31, 2004



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


                         TABLE OF EXHIBITS AND SCHEDULES

Exhibit A         Form of Articles of Amendment of the Articles of Incorportion

Exhibit B         Form of Common Stock Purchase Warrant

Exhibit C         Form of Investor Rights Agreement

Exhibit D         Form of Opinion of Seller's Counsel

Exhibit E         Form of Closing Escrow Agreement

Exhibit F         Form of Management Lock-Up Agreement

Exhibit G         Form of Subscription Notice

Exhibit H         Form of Transfer Notice

Schedule 1        Purchasers and Shares of Preferred Stock Purchased

Schedule 2        Purchasers and Restricted Stock to be Purchased

Schedule 3        Disclosure Schedules

         PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT") dated as of August 31, 2004, by and among National Coal Corp., a Florida corporation (the "SELLER"), and each of the persons listed on SCHEDULE 1 hereto (each is individually referred to as a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS:

         WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers, up to an aggregate of 1,611 shares of its Series A Cumulative Convertible Preferred Stock, $15,000 liquidation preference per share, par value $0.0001 per share (the "PREFERRED STOCK") convertible into the Seller's common stock, $0.0001 par value (the "COMMON STOCK") and Common Stock Purchase Warrants (the "WARRANTS") entitling the holders thereof to purchase shares of Common Stock, in each case, as more fully set forth herein.

         NOW   THEREFORE,   in   consideration   of  the  mutual   promises  and
representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

         1.1      PURCHASE AND SALE.

         (a) On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2), the Seller will sell and each of the Purchasers will purchase the Preferred Stock in the amounts set forth on SCHEDULE 1 hereto at a price of $15,000 per share of Preferred Stock. In addition, the Seller will sell and each Purchaser will purchase at the Closing Warrants to purchase the number of shares of Common Stock set forth on
SCHEDULE 1 hereto.

         (b) The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "CONVERSION SHARES" and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "WARRANT SHARES".

         1.2 TERMS OF THE PREFERRED STOCK AND WARRANTS. The terms and provisions of the Preferred Stock are set forth in the form of Articles of Amendment to the Articles of Incorporation providing for the designation, powers, rights and preferences of Series A Cumulative Convertible Preferred Stock, attached hereto as EXHIBIT A (the "ARTICLES OF AMENDMENT"). The terms and provisions of the Warrants are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as EXHIBIT B.

         1.3      TRANSFERS; LEGENDS.

         (a) (i) Except as required by federal securities laws and the securities law of any state or other jurisdictions, the Preferred Stock, Conversion Shares, Warrants and Warrant Shares (collectively, the "Securities") may be transferred, in whole or in part, by any of the Purchasers at any time. In the case of Preferred Stock, such transfer may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records and reissue certificates evidencing the Preferred Stock upon surrender of certificates


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         evidencing  the Preferred  Stock being  transferred.  Any such transfer shall be made by a Purchaser in accordance with applicable law. Any transferee shall agree to be bound by the terms of the Investor Rights Agreement and this Agreement. The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 1.3(a).

                  (ii) In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller's counsel, to the effect that such transfer does not require registration under the Securities Act; PROVIDED, HOWEVER, that in the case of a transfer pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller's representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker's representation letter and Form 144.
 Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an "ACCREDITED INVESTOR" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act.

                  (iii) An "AFFILIATE" means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. A "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

         (b) The certificates representing the Preferred Stock shall bear the following legend:

"THE SHARES REPRESENTED BY, OR ISSUABLE UPON CONVERSION OR EXERCISE OF SECURITIES EVIDENCED BY, THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

                     ARTICLE II - PURCHASE PRICE AND CLOSING

         2.1 PURCHASE PRICE. The aggregate purchase price (the "PURCHASE PRICE") to be paid by the Purchasers to the Seller to acquire the Preferred Stock and the Warrants at the Closing shall be the total of the amounts payable by each Purchaser, respectively, set forth beside the


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name of each  Purchaser on SCHEDULE 1 hereto.  The  Purchase  Price paid by each
Purchaser shall be placed in escrow pending the Closing as provided in Article 6.1(b) hereof. The portion of the Purchase Price payable by certain Purchasers shall be payable by the surrender and cancellation of the promissory notes representing $4.725 million of secured debt of the Seller and described next to such Purchaser's name in SCHEDULE 1 hereto (the "PROMISSORY NOTES"), with the value of such secured debt toward such Purchaser's portion of the Purchase Price also described in SCHEDULE 1 hereto. Each Purchaser surrendering Promissory Notes for cancellation in payment of any portion of the Purchase Price payable by such Purchaser hereunder hereby agrees that the applicable portion of such Promissory Note shall be cancelled as of the Closing Date (as defined below).

         2.2 THE CLOSING. The closing of the transactions contemplated under this Agreement (the "CLOSING") will take place as promptly as practicable, but no later than five (5) business days following satisfaction or waiver of the conditions set forth in Article 6.1(a) and (b) and 6.2(a) (other than those conditions which by their terms are not to be satisfied or waived until the Closing), at the offices of Wiggin and Dana LLP, 400 Atlantic Street, Stamford, Connecticut 06901. The date on which the Closing occurs is the "CLOSING DATE."

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller represents and warrants to the Purchasers as follows:

         3.1 CORPORATE EXISTENCE AND POWER; SUBSIDIARIES. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries' condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects, taken as a whole. True and complete copies of the Seller's Articles of Incorporation, as amended (the "ARTICLES"), and Bylaws, as amended (the "BYLAWS"), as currently in effect and as will be in effect on the Closing Date (collectively, the "ARTICLES AND BYLAWS"), have previously been provided to the Purchasers. For purposes of this Agreement, the term
"SUBSIDIARY" or "Subsidiaries" means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests. The Seller has no Subsidiaries other than National Coal Corporation, a Tennessee corporation which is wholly-owned by the Seller.

         3.2      CORPORATE   AUTHORIZATION.   The   execution,   delivery   and
performance by the Seller of this Agreement, the Escrow Agreement (as defined below), the Articles of Amendment, the


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         Investor Rights  Agreement,  and each of the other  documents  executed pursuant to and in connection with this Agreement (collectively, the "RELATED DOCUMENTS"), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and Warrants, and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants) have been duly authorized, and no additional corporate or stockholder action is required for the approval thereof. The Conversion Shares and the Warrant Shares have been duly reserved for issuance by the Seller. This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.3 CHARTER, BYLAWS AND CORPORATE RECORDS. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries to the date hereof. All material corporate decisions and actions have been validly made or taken. All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated. Such books fully and correctly reflect all the decisions of the stockholders.

         3.4 GOVERNMENTAL AUTHORIZATION. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Section 5.11; (ii) the filing of the Articles of Amendment; (iii) the filing of a Form D with respect to the Preferred Stock and Warrants under Regulation D under the Securities Act; (iv) the filing of the Registration Statement with the Commission; (v) the application(s) to each trading market for the listing of the Conversion Shares and the Warrant Shares for trading thereon; and (vi) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and Warrants and the subsequent issuance of the Conversion Shares and Warrant Shares upon conversion of the Preferred Stock or otherwise or exercise of the Warrants, as applicable) by the Seller require no action (including, without limitation, stockholder approval) by or in respect of, or filing with, any governmental or regulatory body, agency, official or authority (including, without limitation, Nasdaq).

         3.5 NON-CONTRAVENTION. The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Conversion Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Articles (as amended by the Articles of Amendment) and Bylaws of the Seller and its Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or


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would  constitute  a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries. For purposes of this Agreement, the term "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

         3.6 SEC DOCUMENTS. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act hereinafter called the "SEC DOCUMENTS"). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report which the Seller filed with the Securities and Exchange Commission (the "SEC" or the "COMMISSION") under the Exchange Act for any period ending on or after December 31, 2003 (the "Recent REPORTS"). None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchasers.

         3.7 FINANCIAL STATEMENTS. Each of the Seller's (i) audited consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, cash flows and changes in stockholders' deficiency (including the related notes) for the period from its inception (January 30,2003) to December 31, 2003 and (ii) the Seller's unaudited consolidated balance sheet and related consolidated statements of operations and cash flows as of and for the three months ended March 31, 2004, as contained in the Recent Reports (both of (i) and (ii), collectively, the "SELLER'S FINANCIAL STATEMENTS" or the "FINANCIAL STATEMENTS") (x) present fairly in all material respects the financial position of the Seller and its Subsidiaries on a consolidated basis as of the dates thereof and the results of operations, cash flows and stockholders' deficiency as of and for each of the periods then ended, except that the unaudited financial statements are subject to normal year-end adjustments, and
(y) were prepared in accordance with United States generally accepted accounting principals ("GAAP") applied on a consistent basis throughout the periods involved, in each case, except as otherwise indicated in the notes thereto.

         3.8 COMPLIANCE WITH LAW. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect. There are no judgments or orders,


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injunctions,  decrees,  stipulations or awards  (whether  rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

         3.9 NO DEFAULTS. The Seller and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Articles and Bylaws or (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any material agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or its Subsidiaries, having failed to meet any material provision thereof including, but not limited to, meeting any applicable milestone under any material agreement or contract; except in the case of clause (ii) as would not have a Material Adverse Effect on the Seller or any of its Subsidiaries or any material adverse effect on the transactions contemplated by this Agreement or by any of the Related Documents.

         3.10     LITIGATION.  Except as disclosed  in the Recent  Reports or on
SCHEDULE 3.10, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and there is no basis for the assertion of any of the foregoing.

         3.11 ABSENCE OF CERTAIN CHANGES. Since December 31, 2003, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

         (a) Any event that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

         (b) Any amendments or changes in the Articles or Bylaws of the Seller and its Subsidiaries, other than on account of the filing of the Articles of Amendment;

         (c) Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

         (d)      Except as set forth on SCHEDULE 3.11(D), any

                  (i) incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

                  (ii) issuance or sale of any securities convertible into or exchangeable for


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         securities  of the  Seller  other  than  to  directors,  employees  and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

                  (iii) issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

                  (iv) issuance or sale of any stock, bond or other corporate security;

                  (v) discharge or satisfaction of any material Lien, other than current liabilities incurred since December 31, 2003 in the ordinary course of business;

                  (vi) declaration or making any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security;

                  (vii) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

                  (viii) waiver of any right of substantial value whether or not in the ordinary course of business;

                  (ix) material change in officer compensation except in the ordinary course of business and consistent with past practices; or

                  (x) other commitment (contingent or otherwise) to do any of the foregoing.

         (e) Except as set forth on Schedule 3.11(e), any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens in connection with equipment leases) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;

         (f) Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

         (g)      Any  transfer  or  grant  of  a  right  with  respect  to  the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

         3.12 NO UNDISCLOSED LIABILITIES. Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since December 31, 2003, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such


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


         material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at December 31, 2003.

         3.13 TAXES. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, were fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended December 31, 2003 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller's or any of its Subsidiaries' alleged failure to provide any such tax returns, reports or related information and disclosure. No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller's knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

         3.14 INTERESTS OF OFFICERS, DIRECTORS AND OTHER AFFILIATES. The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of the Seller or its Subsidiaries (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to Seller's business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller or its Subsidiaries has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller's business, including the Seller's Intellectual Property, other than as set forth in the Recent Reports.

         3.15     INTELLECTUAL  PROPERTY.  Other than as set forth in the Recent
Reports:

         (a) the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the

Seller and its Subsidiaries (collectively, the "RIGHTS") and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the "INTELLECTUAL PROPERTY"), and, to the Seller's knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

         (b) no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on SCHEDULE 3.15;

         (c) there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

         (d) neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller's knowledge, no reasonable grounds for such claims exist; and

         (e) neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

         3.16 RESTRICTIONS ON BUSINESS ACTIVITIES. Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

         3.17 PREEMPTIVE RIGHTS. Except as set forth in SCHEDULE 3.17, none of the stockholders of the Seller possess any preemptive rights in respect of the Preferred Stock or the Conversion Shares or Warrant Shares to be issued to the Purchasers upon conversion of the Preferred Stock or exercise of the Warrants, as applicable.

         3.18 INSURANCE. The insurance policies providing insurance coverage to the Seller or its Subsidiaries are adequate for the business conducted by the Seller and its Subsidiaries and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

         3.19 SUBSIDIARIES AND INVESTMENTS. Except as set forth in the Recent Reports or on SCHEDULE 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term "INVESTMENTS" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

         3.20 CAPITALIZATION. (a) The authorized capital stock of the Seller consists of 80,000,000 shares of common stock, $0.0001 par value per share, of which 44,290,216 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, $0.0001 par value per share, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance other than 1611 shares that have been designated Series A Cumulative Convertible Preferred Stock, of which no shares are outstanding immediately prior to the execution of this Agreement.

         (b) All shares of the Seller's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller's capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller's incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws.

         3.21 OPTIONS, WARRANTS, RIGHTS. Except as set forth on SCHEDULE 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. Other than the rights of the Purchasers under the Preferred Stock and the Warrants, and except as set forth on SCHEDULE 3.21, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchasers under the Investor Rights Agreement, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction, except as set forth on SCHEDULE 3.21.

         3.22 EMPLOYEES, EMPLOYMENT AGREEMENTS AND EMPLOYEE BENEFIT PLANS. Except as set forth in the Recent Reports or on SCHEDULE 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the "EMPLOYMENT AGREEMENTS"). No Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on SCHEDULE 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks' notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

         3.23 ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.

         3.24 ENVIRONMENTAL MATTERS. Except as described in the Recent Reports or on Schedule 3.24, none of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the "PREMISES") has been used by the Seller or the Subsidiaries or, to the Seller's knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a "HAZARDOUS SUBSTANCE" under applicable Environmental Laws (hereinafter defined) ("HAZARDOUS SUBSTANCES") in violation of any applicable Environmental Laws. To its knowledge, the Seller and its Subsidiaries have not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or its Subsidiaries or, to the Seller's knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller or its Subsidiaries under applicable Environmental Laws. The Seller and, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the "ENVIRONMENTAL LAWS"). Neither the Seller nor, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller's knowledge, threatened against the Seller or, to the Seller's knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.

         3.25 LICENSES; COMPLIANCE WITH REGULATORY REQUIREMENTS. Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the "GOVERNMENTAL AUTHORIZATIONS"). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Seller has no knowledge of any facts which would cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

         3.26 BROKERS. Except as set forth on SCHEDULE 3.26, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

         3.27 SECURITIES LAWS. Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or the Preferred Stock to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date. Assuming that all of the representations and warranties of the Purchasers set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or "BLUE SKY" laws and in compliance with all applicable corporate laws.

         3.28 DISCLOSURE. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

         3.29 POISON PILL. The Seller and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Seller's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Seller fulfilling their obligations or exercising their rights under this Agreement and the Related Documents, including without limitation the Seller's issuance of the Securities and the Purchasers' ownership of the Securities.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser, for itself only, hereby severally and not jointly, represents and warrants to the Seller as follows:

         4.1 EXISTENCE AND POWER. The Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser's organization. Such Purchaser has all powers required to bind it to the representations, warranties and covenants set forth herein.

         4.2 AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 INVESTMENT. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act. The Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act.

         4.4 RELIANCE ON EXEMPTIONS. The Purchaser understands that the Preferred Stock and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the securities.

         4.5 EXPERIENCE OF THE PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

         4.6 GENERAL SOLICITATION. The Purchaser is not purchasing the securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

         5.1 INSURANCE. The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property and under workmen's compensation laws.

         5.2 REPORTING OBLIGATIONS. So long as any of the Preferred Stock is outstanding, and so long as any Warrant has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Preferred Stock or Warrants (provided that such subsequent holders give notice to the Seller that they hold Preferred Stock or Warrants and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of Conversion Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver periodic reports (pursuant to the Exchange Act) under this
Section 5.2 to the extent such reports are publicly available.

         The Purchasers are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchasers hereunder, to any regulatory body or agency having jurisdiction over the Purchasers or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchasers' interest in the Seller or this Agreement.

         5.3 INVESTIGATION. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related
Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Preferred Stock of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

         5.4 FURTHER ASSURANCES. (a) The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, in the absolute discretion of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement. The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

         (b) Each Purchaser surrendering Promissory Notes for cancellation in payment of any portion of the Purchase Price payable by such Purchaser hereby covenants to deliver such Promissory Notes to Seller as soon as practicable following to the Closing Date.

         5.5 USE OF PROCEEDS. The Seller covenants and agrees that the proceeds of the Purchase Price shall be used by the Seller for (i) the immediate repayment of $2.775 million principal amount plus accrued interest of outstanding senior secured promissory notes due in April 2005 and May 2005, (ii) the immediate repayment of up to an additional $500,000 of indebtedness (exclusive of trade debt), and (iii) the balance for working capital and general corporate purposes; under no circumstances shall any portion of the proceeds be applied to:

                  (i) accelerated repayment of debt existing on the date hereof (except as provided above);

                  (ii) the payment of dividends or other distributions on any capital stock of the Seller other than the Preferred Stock;

                  (iii) increased  executive  compensation or loans to officers,
         employees,   stockholders   or   directors,   unless   approved   by  a
         disinterested majority of the Board of Directors;

                  (iv) the purchase of debt or equity securities of any person, including the Seller and its Subsidiaries, except in connection with investment of excess cash in high quality (A1/P1 or better) money market instruments having maturities of one year or less; or

                  (v) any expenditure not directly related to the business of the Seller.

         5.6 CORPORATE EXISTENCE. So long as a Purchaser owns Preferred Stock, Warrants, Conversion Shares or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its

Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the financial condition, business or operations of the Seller and its Subsidiaries taken as a whole.

         5.7 LICENSES. So long as a Purchaser owns Preferred Stock, Warrants, Conversion Shares or Warrant Shares, the Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof.

         5.8 LIKE TREATMENT OF PURCHASERS AND HOLDERS. Neither the Seller nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Preferred Stock or Warrants, or otherwise, to any Purchaser or holder of Preferred Stock or Warrants, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the Related Documents, unless such consideration is required to be paid to all Purchasers or holders of Preferred Stock or Warrants bound by such consent, waiver or amendment. The Seller shall not, directly or indirectly, redeem any Preferred Stock or Warrants unless such offer of redemption is made pro rata to all Purchasers or holders of Preferred Stock or Warrants, as the case may be, on identical terms.

         5.9 TAXES AND CLAIMS. The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

         5.10 PERFORM COVENANTS. The Seller shall (a) make full and timely payment of any and all payments on the Preferred Stock, and all other obligations of the Seller to the Purchasers in connection therewith, whether now existing or hereafter arising, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

         5.11     ADDITIONAL COVENANTS.

         (a) Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

         (b) The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Preferred Stock and Warrants under this Agreement.

         (c) The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the state securities law requirements of each jurisdiction where a Purchaser resides as indicated on SCHEDULE 1 with respect to the sale of the Preferred Stock and Warrants under this Agreement.

         (d) State Securities Law Compliance --Resale. Beginning no later than 60 days following the date of this Agreement and continuing until either
(i) the purchasers have sold all of their Registrable Securities under a registration statement pursuant to the Investor Rights Agreement or (ii) the Common Stock becomes a "covered security" under Section 18(b)(1)(A) of the Securities Act, the Seller shall maintain within either Moody's Industrial
Manual or Standard and Poor's Standard Corporation Descriptions (or any successors to these manuals which are similarly qualified as "recognized securities manuals" under state Blue Sky laws) an updated listing containing (i) the names of the officers and directors of the Seller, (ii) a balance sheet of the Seller as of a date that is at no time older than eighteen months and (iii) a profit and loss statement of the Seller for either the preceding fiscal year or the most recent year of operations.

         5.12 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Seller shall (i) on or promptly after the Closing Date, issue a press release acceptable to North Sound Capital LLC. disclosing the transactions contemplated hereby, and (ii) after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby. Except as provided in the preceding sentence, neither the Seller nor the Purchasers shall make any press release or other publicity about the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other unless otherwise required by law or the rules of the Commission or Nasdaq.

         5.13 PRODUCTION PURCHASE COMMITMENTS. Beginning no later than October 1, 2004, and as long as any Preferred Stock, Notes or Note Conversion Shares remain outstanding, the Seller shall maintain long term purchase commitments of three years or longer from third parties for at least 70% of the Seller's monthly tonnage. Within 45 days following the commencement of coal extraction from any New Mine and as long as at least 25% of the shares of Preferred Stock originally issued pursuant to this Agreement remain outstanding, the Seller shall have secured, and thereafter shall maintain, long term purchase commitments of three years or longer from third parties for at least 75% of the monthly tonnage for such Permitted Mine. "New Mine" shall mean any surface mine or deep mine at which the Seller first commences coal extraction following the Closing Date. The terms "NOTE CONVERSION SHARES" and "NOTES" shall have the meaning assigned in the Note Purchase Agreement (as defined below).

         5.14 BOOKED PURCHASE COMMITMENTS. No later than March 31, 2005, and as long as at least 25% of (x) the Note Conversion Shares (or Note Conversion Shares issuable upon conversion of Notes then outstanding) plus (y) the total amount of Preferred Stock issued pursuant to this Agreement remain outstanding, the Seller shall have secured purchase commitments from third parties either (a) for the purchase of no less than 2 million tons of coal or (b) for the purchase of an amount of coal with a total purchase price not less than $100 million, in either case, such purchases committed to be completed (delivery made and paid in full) no later than March 31, 2008.

         5.15 CORPORATE GOVERNANCE. No later than the 90th day following the Closing Date, the Seller shall be in full compliance with the corporate governance requirements applicable to companies listed on either the Nasdaq Small Cap Market, the Nasdaq National Market or the American Stock Exchange (each, a "QUALIFIED Exchange"), including, without limitation, the requirements that the Board of Directors have at least three independent members (the "INDEPENDENT DIRECTORS"), a compliant audit committee and a compliant compensation committee.

         5.16 LISTING OF COMMON STOCK. The Seller shall use its best efforts to list its Common Stock on a Qualified Exchange within one year of the Closing Date.

         5.17 REPAYMENT OF BRIDGE DEBT. Immediately following the Closing, the Seller shall pay in full $2.775 million principal amount and accrued interest on its outstanding senior secured promissory notes due in April 2005 and May 2005 and shall as soon as practicable thereafter deliver to the Escrow Agent for further delivery to the Purchasers written confirmation from the lenders that such principal and interest has been repaid in full.

         5.18 OPTION EXERCISE. In connection with (a) the exercise by the Purchasers of the Options (as defined below) and (b) the transfer pursuant to the Options of the shares of Common Stock to the Purchasers and issuance of certificates representing such shares to the Purchasers, and to the extent required by the Seller's transfer agent for the Common Stock (the "Transfer Agent"), the Seller shall use its best efforts, at the Seller's cost and expense, to cause a written opinion of counsel to be delivered to the Transfer Agent, which opinion and counsel shall be reasonably acceptable to the Transfer Agent to the effect that such transfer may be made without registration under the Securities Act and covering such other matters as the Transfer Agent may require. In addition, the Seller shall, at the Seller's cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers or the Transfer Agent such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, in the sole discretion of the Purchasers, to effect the transfer of the shares of Common Stock to the Purchasers upon exercise of the Options and to ensure that such transfer complies with all applicable state and federal securities laws.

                       ARTICLE VI - CONDITIONS TO CLOSING

         6.1 CONDITIONS TO OBLIGATIONS OF PURCHASERS TO EFFECT THE CLOSING. The obligations of a Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

         (a) The Seller shall deliver or cause to be delivered to the Escrow Agent, for further delivery to each of the Purchasers at the Closing pursuant to the terms of the Escrow Agreement, the following:

                  1. (i) One or more certificates evidencing the aggregate number of shares of the Preferred Stock, duly authorized, issued, fully paid and non-assessable, as is indicated on
                  SCHEDULE 1 to be purchased at the Closing by such Purchaser, registered in the name of such Purchaser, in such denominations as is indicated on SCHEDULE 1 for such Purchaser; and

                           (ii) One or more certificates evidencing the Warrants, registered in the name of such Purchaser, in such denominations as is indicated on SCHEDULE 1 for such Purchaser, pursuant to which such Purchaser shall be initially entitled to purchase that number of shares of Common Stock as is indicated on SCHEDULE 1.

                  2. The Investor Rights Agreement, in the form attached hereto as EXHIBIT C (the "INVESTOR RIGHTS AGREEMENT"), duly executed by the Seller.

                  3. A legal opinion of Stubbs Alderton & Markiles, LLP ("SELLER'S COUNSEL"), counsel to the Seller, in the form attached hereto as EXHIBIT D.

                  4. A certificate of the Secretary of the Seller (the "SECRETARY'S CERTIFICATE"), in form and substance satisfactory to the Purchasers, certifying as follows:

                           (i) that the  Articles of Amendment  authorizing  the
                  Preferred Stock has been duly filed in the office of the Secretary of State of the State of Florida, and that attached to the Secretary's Certificate is true and complete copy of the Articles of Incorporation of the Seller, as amended, and the Articles of Amendment;

                           (ii) that a true copy of the Bylaws of the Seller, as
                  amended to the Closing Date, is attached to the Secretary's Certificate;

                           (iii) that  attached  thereto  are true and  complete
                  copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Preferred Stock and Warrants;

                           (iv) the names and true signatures of the officers of
                  the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

                           (v) such other matters as required by this Agreement;
                  and

                           (vi)  such  other  matters  as  the   Purchasers  may
                  reasonably request.

                  5. A wire transfer representing the Purchasers' reasonable legal fees and other expenses as described in Section 9.2 hereof; such fee may, at the election of the Purchasers, be paid out of the funds due from the Purchasers at the Closing.

                  6. Proof of due filing with the Secretary of State of the State of Florida of the Articles of Amendment authorizing the Preferred Stock.

                  7.       Such  other   documents  as  the   Purchasers   shall
         reasonably request.

         (b) The Seller shall have entered into a Closing Escrow Agreement with Wiggin and Dana LLP (the "ESCROW AGENT") in the form attached hereto as EXHIBIT E (the "ESCROW AGREEMENT").

         (c) Jon Nix and Robert Chmiel shall have each entered into a nine month Management Lock-Up Agreement in the form attached hereto as EXHIBIT F, and copies thereof shall have been delivered to the Escrow Agent for further delivery to each of the Purchasers at the Closing pursuant to the terms of the Escrow Agreement.

         (d) Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Conversion Shares and the Warrant Shares for trading or quotation thereon in the time and manner required thereby.

         (e) Each of the Purchasers listed on SCHEDULE 2 shall have been assigned, pursuant to an assignment dated as of the Closing Date (the
"ASSIGNMENT"), the right to purchase, at a purchase price of $0.65 per share (the "OPTIONS"), the number of shares (5,000,000 shares in the aggregate) of restricted Common Stock pursuant to that certain Stock Option Agreement, dated as of June 30, 2004, by and between Farrald Belote and Arlene Belote, as optionors, and Jon Nix, as optionee, as amended, (the "STOCK OPTION AGREEMENT") as is indicated next to such Purchaser's name on SCHEDULE 2 hereto. A duly executed copy of the Assignment shall have been delivered to the Escrow Agent for further delivery to such Purchasers and for further delivery to the escrow agent for the Stock Option Agreement (the "OPTION ESCROW AGENT"). Each such Purchaser shall have delivered to the Escrow Agent, for further delivery to the Option Escrow Agent, a duly executed exercise notice (the "EXERCISE NOTICE") exercising all of the Options assigned to such Purchaser pursuant to the Assignment along with a wire transfer, in immediately available funds, of the exercise price for such Options.

         (f) The issuance of up to $3 million of 8% Convertible Promissory Notes of the Seller pursuant to that certain Note Purchase Agreement, dated as of the date hereof, among the Seller and each of the persons described therein (the "Note Purchase Agreement") shall have been consummated.

         (g) Each of the persons that are purchasing the notes pursuant to the Note Purchase Agreement shall have been assigned, pursuant to an assignment dated as of the Closing Date, the right to purchase at a purchase price of $0.55 per share, the number of shares (300,000 shares in the aggregate) of restricted Common Stock pursuant to that certain Stock Option Agreement, dated as of June 30, 2004, by and between Farrald Belote and Arlene Belote, as optionors, and Jon Nix, as optionee, as is indicated next to such person's name on SCHEDULE 1 to the Note

         Purchase Agreement. The Escrow Agent shall have received copies of such documentation of the assignment along with a wire transfer for the exercise of the rights so assigned, in each case, as is required by the Note Purchase Agreement.

         6.2 CONDITIONS TO OBLIGATIONS OF THE SELLER TO EFFECT THE CLOSING. The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:

         (a) Each of the Purchasers shall deliver or cause to be delivered to the Escrow Agent, for further delivery to the Seller at the Closing pursuant to the terms of the escrow Agreement, (i) payment of the portion of the Purchase Price set forth opposite each Purchaser's name on SCHEDULE 1, in cash by either
(x) wire transfer of immediately available funds to an account designated in writing by the Escrow Agent prior to the date hereof, or (y) in the case of Purchasers paying their portion of the Purchase Price by the cancellation of a portion of the Promissory Notes held by them, by the cancellation of such portion of Promissory Notes pursuant to Section 2.1 hereof (as evidenced by the execution of this Agreement by such Purchaser); (ii) an executed copy of this Agreement; (iii) an executed copy of the Investor Rights Agreement; and (iv) such other documents as the Seller shall reasonably request. The Purchaser shall deliver the original Promissory Notes to be cancelled in whole or part to the Seller following the Closing pursuant to Section 5.4(b) or, prior to the Closing, to the Escrow Agent for further delivery to the Seller.

             ARTICLE VII - INDEMNIFICATION, TERMINATION AND DAMAGES

         7.1 SURVIVAL OF REPRESENTATIONS. Except as otherwise provided herein, the representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall continue in full force and effect for a period of three (3) years from the Closing Date; provided, however, that the Seller's warranties and representations under Sections 3.13 (Taxes), 3.19 (Subsidiaries and Investments), 3.20 (Capitalization), and 3.21 (Options, Warrants, Rights), shall survive the Closing Date and continue in full force and effect until the expiration of all applicable statutes of limitation; and further provided that the Seller's warranties and representations under
Section 3.24 (Environmental Matters) shall survive the Closing Date and continue in full force and effect for a period of six (6) years from the Closing Date. The Seller's and the Purchasers' warranties and representations shall in no way be affected or diminished in any way by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

         7.2      INDEMNIFICATION.

         (a) The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, partners, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents; or

(iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

         (b) The Purchasers, severally and not jointly, agree to indemnify and hold harmless the Seller, its Affiliates, each of their officers, directors, partners, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of
(i) any breach or default in the performance by the Purchasers of any covenant or agreement made by the Purchasers in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Purchasers in this Agreement or in any of the Related Documents; and (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; provided, however, that a Purchaser's liability under this Section 7.2(b) shall not exceed the Purchase Price paid by such Purchaser hereunder.

         7.3 INDEMNITY PROCEDURE. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "INDEMNIFYING PARTY" and the other party or parties claiming indemnity is referred to as the "INDEMNIFIED PARTY". An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

         The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the

Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

         With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.


                    ARTICLE VIII - ADDITIONAL PURCHASE RIGHT

         8.1 ADDITIONAL PURCHASE RIGHT. Each Purchaser or its assigns shall have the right (the "ADDITIONAL PURCHASE RIGHT"), during the Additional Purchase Period (as defined below), to purchase from the Seller, up to the number of shares of additional Preferred Stock as indicated next to such Purchaser's name on SCHEDULE 1 hereto under the heading "Number of Shares of Preferred Stock Subject to Additional Purchase Right", in whole or in part, at a purchase price of $15,000 per share, all on and subject to the terms and conditions set forth in this Article VIII. Upon the purchase of any shares of Preferred Stock pursuant to the Additional Purchase Right, the Purchaser or its assigns shall receive additional Warrants to purchase that number of shares of Common Stock as is equal to 20% of the number of shares of Common Stock into which such additional shares of Preferred Stock are convertible.

         8.2      EXERCISE OF ADDITIONAL PURCHASE RIGHT.

                  (a) From and after the Closing Date, and until 5:00 P.M., New York time, on the date that is 90 days after the Effective Date, as such term is defined in the Investor Rights Agreement (the "EXPIRATION DATE" and such period, the "ADDITIONAL PURCHASE PERIOD"), the Purchaser or its assigns may elect to purchase all or any part of the number of additional shares of Preferred Stock as indicated next to such Purchaser's name on SCHEDULE 1 hereto under the heading "Number of Shares of Preferred Stock Subject to Additional Purchase Right" (together with the applicable number of Warrants).

                  (b) In order to exercise the Additional Purchase Right, in whole or in part, the Purchaser shall deliver to the Seller at the address indicated in Section 9.3, (i) a written notice of the Purchaser's election to exercise its Additional Purchase Right, which notice shall specify the number of additional shares of Preferred Stock to be purchased and (ii) payment of the purchase price. Such notice shall be substantially in the form of the subscription form attached as EXHIBIT G hereto, duly executed by the Purchaser or its agent or attorney. Upon receipt thereof, the Seller shall, as promptly as practicable, and in any event within three Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Purchaser a certificate or certificates representing the aggregate number of shares of additional Preferred Stock purchased pursuant to the Additional Purchase Right along with a certificate or certificates representing the Warrants to be received together with such Preferred Stock. The stock and Warrant certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Purchaser shall request in the notice and shall be registered in the name of the Purchaser or such other name as shall be designated in the notice. The Additional Purchase Right shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Purchaser or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares and Warrants for all purposes, as of the date when the notice, together with the payment of the purchase price, is received by the Seller as described above. If the Additional Purchase Right shall have been exercised in part, the Purchaser shall retain the right to purchase that number of shares of additional Preferred Stock as indicated next to such Purchaser's name on SCHEDULE 1 hereto under the heading "Number of Shares of Preferred Stock Subject to Additional Purchase Right" less the number of shares of additional Preferred Stock previously purchased pursuant to this Article VIII (together with the applicable number of Warrants).

                  (c) If the Seller intentionally and willfully fails to deliver to the holder such certificate or certificates pursuant to this Section
         8.2 in accordance herewith, prior to the seventh trading day after the receipt by the Seller of (i) a written notice of Purchaser's election to exercise its Additional Purchase Right pursuant to Section 8.2(b) (such date of receipt, the "DATE OF RECEIPT"), the Seller shall pay to such Purchaser, in cash, on a per diem basis, an amount equal to 2% of the purchase price of the undelivered Preferred Stock and Warrants per month (or portion thereof) until such delivery takes place.

                  (d) Payment of the purchase price for the additional Preferred Stock may be made at the option of the Purchaser by: (i) certified or official bank check payable to the order of the Seller or (ii) wire transfer to the account of the Seller. All shares of Preferred Stock and all Warrants issuable upon the exercise of the Additional Purchase Right pursuant to the terms hereof shall be validly issued and, upon payment of the purchase price therefor, shall be fully paid and nonassessable and not subject to any preemptive rights, and any purchaser of shares of Preferred Stock and Warrants pursuant to this
         Article VIII shall have all of the rights of a Purchaser and holder of Preferred Stock and Warrants under this Agreement, the Investor Rights Agreement and the Articles of Incorporation as amended by the Articles of Amendment, in each case, with respect to such additional shares of Preferred Stock and such additional Warrants.

         8.3 ADJUSTMENTS. For avoidance of doubt, any and all adjustments to the Conversion Value (as defined in the Articles of Incorporation as Amended by the Articles of Amendment) of the Preferred Stock or the Current Warrant Price (as defined in the Warrant) or number of Warrant Shares issuable upon exercise of the Warrants, in each case, originally issued pursuant to this Agreement that may have been made prior to the issuance of additional shares of Preferred Stock and Warrants issued pursuant to this Article VIII shall be deemed to apply to any such additional shares of Preferred Stock and Warrants. In addition, the amounts set forth in this Article VIII shall be subject to adjustment for any stock splits, dividends, distributions and the like.

         8.4      TRANSFER.  The  Additional  Purchase  Right  pursuant  to this
Article VIII shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act. The Seller may require, as a condition of allowing such transfer (i) that the Purchaser or transferee of the Additional Purchase Right as the case may be, furnish to the Seller a written opinion of counsel that is reasonably acceptable to the Seller to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Purchaser or transferee execute and deliver to the Seller a customary investor representation letter, (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act and (iv) that the Purchaser deliver to the Seller a written assignment of the Additional Purchase Right substantially in the form of EXHIBIT H hereto duly executed by the Purchaser or its agent or attorney. Notwithstanding the foregoing, without the prior written consent of the Seller, no transfer of Additional Purchase Rights shall be made where the number of shares of Preferred Stock purchasable pursuant to such Additional Purchase Rights is less than 5% of the total number of shares of Preferred Stock purchasable by all Purchasers pursuant to their Additional Purchase Rights as of the Closing Date unless the amount of Additional Purchase Rights proposed to be transferred are all of the Additional Purchase Rights then owned by the transferring Purchaser.

                           ARTICLE IX - MISCELLANEOUS

         9.1 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         9.2 FEES AND EXPENSES. The Seller shall be responsible for the payment of up to an aggregate of $45,000 of the reasonable legal fees and other third-party expenses of North Sound Capital Group LLC relating to the preparation and negotiation of this Agreement and the Related Documents and the consummation of the transactions contemplated herein and therein, unless otherwise agreed by the Seller in writing. This Section 9.2 shall not apply to registration expenses under the Investor Rights Agreement, which shall be payable as provided therein.

         9.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

         If to the Purchasers at each Purchaser's address set forth under its name on SCHEDULE 1 attached hereto, or with respect to the Seller, addressed to:

                           National Coal Corp.
                           319 Ebenezer Road
                           Knoxville, Tennessee 37923
                           Attention:  Chief Executive Officer
                           Facsimile No.:  (865) 769-3759

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Seller shall be sent to Stubbs Alderton & Markiles, LLP, 15821 Ventura Boulevard, Suite 525, Encino, California 91436, Facsimile No. (818) 444-4520. Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on SCHEDULE 1 attached hereto.

         Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         9.4 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

         9.5 JURISDICTION AND VENUE. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.5 shall affect or limit any right to serve process in any other manner permitted by law.

         9.6 SUCCESSORS AND ASSIGNS. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities or rights issued or issuable pursuant to this Agreement. Any assignee must be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act.

         9.7 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

         9.8 ENTIRE AGREEMENT. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

         9.9 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         9.10 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and the holders of at least a majority of the Preferred Stock then outstanding, and such waiver or amendment, as the case may be, shall be binding upon all Purchasers. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and the holders of at least a majority of the Preferred Stock then outstanding. No amendment shall be effected to impact a holder of Preferred Stock in a disproportionately adverse fashion without the consent of such individual holder of Preferred Stock. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement or any of the Related Documents unless the same consideration is also offered to all of the parties to this Agreement or the Related

Documents.

         9.11 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

         9.12 CONSTRUCTION OF AGREEMENT; KNOWLEDGE. For purposes of this Agreement, the term "KNOWLEDGE," when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

         9.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         9.14 NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         9.15 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         9.16 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents. For reasons of administrative convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Seller through Wiggin and Dana LLP, but Wiggin and Dana LLP does not represent any of the Purchasers in this transaction other than North Sound Capital LLC.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

NATIONAL COAL CORP.


By:      /S/ JON E. NIX
   -----------------------------------------
Name:  Jon E. Nix
Title: Chief Executive Officer

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     ASSET MANAGERS INTERNATIONAL LMTD



                   By:             JAFAR OMID /S/
                                   ---------------------------------------------
                   Name:           JAFAR OMID
                                   ---------------------------------------------
                   Title:          INVESTMENT MANAGER
                                   ---------------------------------------------

                   Address:        88 BAKER STREET
                                   ---------------------------------------------
                                   LONDON
                                   ---------------------------------------------
                                   W1U 6T2
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  8
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            10,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $120,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     GIL AVIDAR
                                   ---------------------------------------------



                   By:             GIL AVIDAR /S/
                                   ---------------------------------------------
                   Name:           GIL AVIDAR
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        650 LYONS STREET
                                   ---------------------------------------------
                                   MORTON GROVE, IL 60053

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  4
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            8,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $60,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     BIG BEND XII INVESTMENTS, LP



                   By:             JANICE HUDSON /S/
                                   ---------------------------------------------
                   Name:           JANICE HUDSON
                                   ---------------------------------------------
                   Title:          SECRETARY: 2M COMPANIES INC.
                                   ---------------------------------------------
                                   General Partner

                   Address:        3401 ARMSTRONG AVENUE
                                   ---------------------------------------------
                                   DALLAS, TEXAS 75205

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                 133.33
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            266,267
                              --------------------------------------------------
                   Aggregate Purchase Price        $2,000,000
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     BLACKPOOL PARTNERS, LLC



                   By:             J. DOUGLAS RALSTON /S/
                                   ---------------------------------------------
                   Name:           J. DOUGLAS RALSTON
                                   ---------------------------------------------
                   Title:          MANAGING MEMBER
                                   ---------------------------------------------

                   Address:        701 HARGER ROAD, SUITE 190
                                   ---------------------------------------------
                                   OAK BROOKE, IL  60523

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  4
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            8,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $60,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     JOEL CHESTLER
                                   ---------------------------------------------



                   By:             JOEL CHESTLER /S/
                                   ---------------------------------------------
                   Name:           JOEL CHESTLER
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        681 VALLEY RD.
                                   ---------------------------------------------
                                   GLENCOE, IL  60022

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  4
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            8,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $60,000.00
                                            -------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     CRESTVIEW CAPITAL MASTER, LLC



                   By:             STEWART R. FLINK /S/
                                   ---------------------------------------------
                   Name:           STEWARD R. FLINK
                                   ---------------------------------------------
                   Title:          MANAGER
                                   ---------------------------------------------

                   Address:        96 REVERE DRIVE, SUITE A
                                   ---------------------------------------------
                                   NORTHBROOK, IL  60062

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing      84
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            168,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $1,260,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     CRESTVIEW CAPITAL MASTER, LLC



                   By:             STEWART R. FLINK /S/
                                   ---------------------------------------------
                   Name:           STEWARD R. FLINK
                                   ---------------------------------------------
                   Title:          MANAGER
                                   ---------------------------------------------

                   Address:        95 REVERE DRIVE, SUITE A
                                   ---------------------------------------------
                                   NORTHBROOK, IL  60062

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                66.67
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            133,333
                              --------------------------------------------------
                   Aggregate Purchase Price        $1,000,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     DARA FIELDMAN
                                   ---------------------------------------------



                   By:             DARA FIELDMAN /S/
                                   ---------------------------------------------
                   Name:           DARA FIELDMAN
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        844 KIMBALWOOD LANE
                                   ---------------------------------------------
                                   HIGHLAND PARK, IL  60035

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  2
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            4,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $30,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     STEWART & JENNIFER FLINK



                   By:             STEWART R. FLINK /S/
                                   ---------------------------------------------
                   Name:           STEWART R. FLINK
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        170 CRESTVIEW
                                   ---------------------------------------------
                                   DEERFIELD, IL  60015

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  8.33
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            16,667
                              --------------------------------------------------
                   Aggregate Purchase Price        $125,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     SCOTT P. GEORGE
                                   ---------------------------------------------



                   By:             SCOTT P. GEORGE /S/
                                   ---------------------------------------------
                   Name:           SCOTT P. GEORGE
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        470 TURICUM ROAD
                                   ---------------------------------------------
                                   LAKE FOREST, IL  60045

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  2
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            4,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $30,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     GLL SINGLE STRATEGY, L.P.



                   By:             W. STEPHEN GILBOY /S/
                                   ---------------------------------------------
                   Name:           W. STEPHEN GILBOY
                                   ---------------------------------------------
                   Title:          PRESIDENT
                                   ---------------------------------------------

                   Address:        GLL INVESTORS, INC.
                                   ---------------------------------------------
                                   425 WEST SURF STREET
                                   CHICAGO, IL  60657
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  20
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            40,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $300,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     STEVEN J. HALPERN
                                   ---------------------------------------------



                   By:             STEVEN J. HALPERN /S/
                                   ---------------------------------------------
                   Name:           STEVEN J. HALPERN
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        95 REVERE DRIVE, SUITE A
                                   ---------------------------------------------
                                   NORTHBROOK, IL  60062

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  56.667
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            113,333
                              --------------------------------------------------
                   Aggregate Purchase Price        $850,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     JACOB CAPITAL, LLC
                                   ---------------------------------------------



                   By:             RICHARD LEVY /S/
                                   ---------------------------------------------
                   Name:           RICHARD LEVY
                                   ---------------------------------------------
                   Title:          MANAGER
                                   ---------------------------------------------

                   Address:        95 REVERE DRIVE, SUITE A
                                   ---------------------------------------------
                                   NORTHBROOK, IL  60062

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  6.667
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            13,333
                              --------------------------------------------------
                   Aggregate Purchase Price        $100,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     RICHARD P. KIPHART
                                   ---------------------------------------------



                   By:             RICHARD P. KIPHART /S/
                                   ---------------------------------------------
                   Name:           RICHARD P. KIPHART
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        C/O WILLIAM BLAIR & CO.
                                   ---------------------------------------------
                                   222 W. ADAMS STREET
                                   ---------------------------------------------
                                   CHICAGO, IL  60606
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  20
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            40,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $300,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     LACHMAN FAMILY LIMITED PARTNERSHIP



                   By:             MARY ANN LACHMAN /S/
                                   ---------------------------------------------
                   Name:           MARY ANN LACHMAN
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        3140 WHISPERWOODS COURT
                                   ---------------------------------------------
                                   NORTHBROOK, IL  60062

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  20
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            40,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $300,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     JOSEPH LEVY JR. DECLARATION OF TRUST,
                                   ---------------------------------------------
                                   UAD MAY 1, 1986
                                   ---------------------------------------------



                   By:             JOSEPH LEVY JR. /S/
                                   ---------------------------------------------
                   Name:           JOSEPH LEVY JR.
                                   ---------------------------------------------
                   Title:          TRUSTEE
                                   ---------------------------------------------

                   Address:        3340 W. MAIN STREET
                                   ---------------------------------------------
                                   SKOKIE, IL  60076

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  4
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            8,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $60,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     NANCY HOYT REVOCABLE TRUST



                   By:             NANCY HOYT /S/
                                   ---------------------------------------------
                   Name:           NANCY HOYT
                                   ---------------------------------------------
                   Title:          TRUSTEE
                                   ---------------------------------------------

                   Address:        1953 N. HOWE STREET
                                   ---------------------------------------------
                                   CHICAGO, IL  60614

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  35
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            70,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $525,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     NATHAN A. LOW ROTH IRA
                                   ---------------------------------------------



                   By:             NATHAN LOW /S/
                                   ---------------------------------------------
                   Name:           NATHAN A. LOW ROTH IRA
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        641 LEXINGTON AVE.
                                   ---------------------------------------------
                                   25TH FL.
                                   ---------------------------------------------
                                   N.Y. NY 10022
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  13.33
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            26,667
                              --------------------------------------------------
                   Aggregate Purchase Price        $200,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     NORTH SOUND LEGACY FUND LLC



                   By:             THOMAS MCAULEY /S/
                                   ---------------------------------------------
                   Name:           THOMAS MCAULEY
                                   ---------------------------------------------
                   Title:          CHIEF INVESTMENT OFFICER
                                   ---------------------------------------------

                   Address:        C/O NORTH SOUND CAPITAL LLC
                                   53 FOREST AVENUE, SUITE 202
                                   OLD GREENWICH, CT  06870
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  8
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            16,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $120,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     NORTH SOUND LEGACY INSTITUTIONAL FUND LLC



                   By:             THOMAS MCAULEY /S/
                                   ---------------------------------------------
                   Name:           THOMAS MCAULEY
                                   ---------------------------------------------
                   Title:          CHIEF INVESTMENT OFFICER
                                   ---------------------------------------------

                   Address:        C/O NORTH SOUND CAPITAL LLC
                                   53 FOREST AVENUE, SUITE 202
                                   OLD GREENWICH, CT  06870
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  124
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            248,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $1,860,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     NORTH SOUND LEGACY INTERNATIONAL
                                   FUND LLC
                                   ---------------------------------------------



                   By:             THOMAS MCAULEY /S/
                                   ---------------------------------------------
                   Name:           THOMAS MCAULEY
                                   ---------------------------------------------
                   Title:          CHIEF INVESTMENT OFFICER
                                   ---------------------------------------------

                   Address:        C/O NORTH SOUND CAPITAL LLC
                                   53 FOREST AVENUE, SUITE 202
                                   OLD GREENWICH, CT  06870
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  268
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            536,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $4,020,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     RHP MASTER FUND, LTD.
                                   ---------------------------------------------



                   By:             ROCK HILL INVESTMENT MANAGEMENT, L.P.
                                   ---------------------------------------------
                   By:             RHP  GENERAL  PARTNER,  LLC
                                   ---------------------------------------------
                   By:             KEITH MARLOWE /S/
                                   ---------------------------------------------
                   Name:           KEITH  MARLOWE
                                   ---------------------------------------------
                   Title:          DIRECTOR
                                   ---------------------------------------------

                   Address:        C/O ROCK HILL INVESTMENT
                                   MANAGEMENT, L.P.
                                   3 BALA PLAZA EAST, SUITE 585
                                   BALA CYNWYD, PA  19004
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  13.3334
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            26,667
                              --------------------------------------------------
                   Aggregate Purchase Price        $200,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     GENE RINTELS
                                   ---------------------------------------------



                   By:             GENE RINTELS /S/
                                   ---------------------------------------------
                   Name:
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:
                                   ---------------------------------------------

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  16,667
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            33,333
                              --------------------------------------------------
                   Aggregate Purchase Price        $250,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     BYRON H. RUBIN
                                   ---------------------------------------------



                   By:             BYRON H. RUBIN /S/
                                   ---------------------------------------------
                   Name:
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        5310 HARVEST HILL ROAD
                                   ---------------------------------------------
                                   SUITE 169
                                   DALLAS, TEXAS  75230
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  7
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            14,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $126,630.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     GERALD J. RUBIN
                                   ---------------------------------------------



                   By:             GERALD J. RUBIN /S/
                                   ---------------------------------------------
                   Name:
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        1 HELEN OF TROY PLZ.
                                   ---------------------------------------------
                                   EL PASO, TEXAS  79912

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  33
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            66,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $596,970.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     STONESTREET L.P.
                                   ---------------------------------------------



                   By:             M. FINKELSTEIN /S/
                                   ---------------------------------------------
                   Name:           MICHAEL FINKELSTEIN
                                   ---------------------------------------------
                   Title:          PRESIDENT
                                   ---------------------------------------------

                   Address:        260 TOWN CENTRE BLVD.
                                   ---------------------------------------------
                                   SUITE 201
                                   MARTHAM, ONTARIO L3488H8
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  27
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            54,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $400,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     TIBERIUS INVESTMENT & CAPITAL



                   By:             N. DADLANI /S/
                                   ---------------------------------------------
                   Name:           NORMAN DADLANI
                                   ---------------------------------------------
                   Title:          DIRECTOR
                                   ---------------------------------------------

                   Address:        108 ALDERSGATE STREET
                                   ---------------------------------------------
                                   LONDON
                                   ---------------------------------------------
                                   EC1 A430
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  13.34
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            26,666.66
                              --------------------------------------------------
                   Aggregate Purchase Price        $200,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     THOMAS J. GINLEY LIFE INSURANCE
                                   ---------------------------------------------

                                   TRUST DTD 1-22-97



                   By:             J.A. CORYDON /S/
                                   ---------------------------------------------
                   Name:           JAMES A. CORYDON
                                   ---------------------------------------------
                   Title:          TRUSTEE
                                   ---------------------------------------------

                   Address:        6650 N. TOWER CIRCLE DRIVE
                                   ---------------------------------------------
                                   LINCOLNWOOD, IL  60712

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  1.667
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            3,333.33
                              --------------------------------------------------
                   Aggregate Purchase Price        $25,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     TREELINE INVESTMENT PARTNERS, L.P.

                   By:             TREELINE MANAGEMENT, LLC
                                   ---------------------------------------------
                   By:             JOSEPH GIL /S/
                                   ---------------------------------------------
                   Name:           JOSEPH GIL
                                   ---------------------------------------------
                   Title:          MANAGING MEMBER
                                   ---------------------------------------------

                   Address:        61 SPINDRIFT PASSAGE
                                   ---------------------------------------------
                                   CORTE MADERA, CA  94925

                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  6.67
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            13,333
                              --------------------------------------------------
                   Aggregate Purchase Price        $100,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     DAVID VALENTINE
                                   ---------------------------------------------



                   By:             DAVID VALENTINE /S/
                                   ---------------------------------------------
                   Name:           DAVID VALENTINE
                                   ---------------------------------------------
                   Title:
                                   ---------------------------------------------

                   Address:        95 REVERE DRIVE
                                   ---------------------------------------------
                                   SUITE A
                                   NORTHBROOK, IL  60043
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  10
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            20,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $150,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     WHALEHAVEN CAPITAL LP
                                   ---------------------------------------------



                   By:             EVAN SCHEMENAUER /S/
                                   ---------------------------------------------
                   Name:           EVAN SCHEMANAUER
                                   ---------------------------------------------
                   Title:          AUTHORIZED SIGNATORY
                                   ---------------------------------------------

                   Address:        3RD FLOOR, 14 PAR-LA-VILLE ROAD
                                   ---------------------------------------------
                                   P.O. BOX HM 1027
                                   ---------------------------------------------
                                   HAMILTON HM08 BERMUDA
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  7
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            14,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $105,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO
                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     WHALEHAVEN FUND LIMITED



                   By:             EVAN SCHEMENAUER /S/
                                   ---------------------------------------------
                   Name:           EVAN SCHEMANAUER
                                   ---------------------------------------------
                   Title:          DIRECTOR
                                   ---------------------------------------------

                   Address:        3RD FLOOR, 14 PAR-LA-VILLE ROAD
                                   ---------------------------------------------
                                   P.O. BOX HM 2257
                                   ---------------------------------------------
                                   HAMILTON HMO8 BERMUDA
                                   ---------------------------------------------
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  7
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            14,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $105,000.00
                                            ------------------------------------

                            OMNIBUS SIGNATURE PAGE TO

                               NATIONAL COAL CORP.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

The undersigned hereby executes and delivers the Preferred Stock and Warrant Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                   Print Name:     WOODLAND FINANCIAL GROUP, LLC



                   By:             S M SCHUSTER /S/
                                   ---------------------------------------------
                   Name:           STEPHEN M. SCHUSTER
                                   ---------------------------------------------
                   Title:          MANAGING DIRECTOR
                                   ---------------------------------------------

                   Address:        701 HARGER-VILLE ROAD
                                   ---------------------------------------------
                                   SUITE 190
                                   OAK BROOK, IL  60523
                   Telephone:
                                   ---------------------------------------------
                   Facsimile:
                                   ---------------------------------------------
                   E-Mail:
                                   ---------------------------------------------
                   SOC/EIN#:
                                   ---------------------------------------------


                   Number of Shares of Series A Preferred Stock Purchased at
                   Closing                  10
                            ----------------------------------------------------
                   Number of Warrants Purchased
                   at Closing            20,000
                              --------------------------------------------------
                   Aggregate Purchase Price        $150,000.00
                                            ------------------------------------

                                   SCHEDULE 1

                               National Coal Corp.
                       Preferred Stock Purchase Agreement
                    Purchasers and Shares of Preferred Stock

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Asset Managers International Lmtd           8                  16,000                  2.67                    $120,000
c/o
Vision Capital Advisors
Attn: Jordan Fraser
954 3rd Avenue, Suite 402
New York, NY 10022
London, England
Tel: 917-723-3557
Fax: 646-638-3332
Jordan@visicap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Gil Avidar
6500 Lyons Street
Morton Grove, IL 60053
Tel: 312-474-4375 Daytime                   4                   8,000                    0            $60,000 by cancellation of
     847-966-6129 Evening                                                                                Promissory Notes
Fax: 312-356-7020
avidar@mindspring.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Big Bend XII Investments, LP
Attn: Janice Hudson
3401 Armstrong Avenue
Dallas, Texas 75205                       133.33              266,667                  44.44                  $2,000,000
Tel: 214-443-1903
Fax: 214-443-1980
Katherine.belew@2m.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Blackpool Partners, LLC
c/o
J. Douglas Ralston
701 Harger Road, Suite 190
Oak Brook, IL 60523
Tel: 630-575-2460                                                                                     $60,000 by cancellation of
Fax: 630-571-0959                            4                 8,000                    0                 Promissory Notes
jralston@cone.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Joel Chestler
681 Valley Rd.
Glencoe, IL 60022                                                                                     $60,000 by cancellation of
Tel: 847-835-5588                            4                 8,000                    0                 Promissory Notes
Fax: N/A
joelchestler@aol.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Crestview Capital Master LLC
Attn: Stewart R. Flink
95 Revere Drive, Suite A
Northbrook, Illinois 60062                   84               168,000                  28                    $1,260,000
Tel: 847-418-8302
Fax: 847-559-5807
stewart@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Crestview Capital Master LLC
Attn: Stewart R. Flink
95 Revere Drive, Suite A
Northbrook, Illinois 60062                 66.67              133,333                   0             $1,000,000 by cancellation of
Tel: 847-559-0060                                                                                           Promissory Notes
Fax: 847-559-5807
stewart@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Dara Fieldman
844 Kimbalwood Lane
Highland Park, IL 60035                                                                               $30,000 by cancellation of
Tel: 847-432-4628                            2                 4,000                    0                   Promissory Notes
Fax: 847-557-0060
Richard@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Stewart & Jennifer Flink
c/o
Stewart Flink
170 Crestview
Deerfield, IL 60015                         8.33              16,667                    0             $125,000 by cancellation of
Tel: 847-945-0785                                                                                            Promissory Notes
Fax: 847-945-0878
stewart@crestview.com
---------------------------------    ----------------   -------------------   ------------------    -------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Scott P. George
470 Turicum Road
Lake Forest, IL 60045                                                                                 $30,000 by cancellation of
Tel: 847-615-8450                           2                   4,000                  0                    Promissory Notes
Fax: 847-615-8411
sgeorge470@aol.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
GLL Single Strategy, L.P.
c/o
W. Stephen Gilboy
GLL Investors Inc.                                                                                    $300,000 by cancellation of
425 West Surf Street                       20                  40,000                  0                    Promissory Notes
Chicago, IL 60657
Tel: 773-525-3038
Fax: 773-525-3019
stevegilboy@gllinvestors.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Steven J. Halpern
95 Revere Drive, Suite A
Northbrook, IL 60062                                                                                  $850,000 by cancellation of
Tel: 847-418-8307                          56.67              113,333                  0                    Promissory Notes
Fax: 847-559-5807
steven@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Jacob Capital, LLC
c/o
Richard Levy
95 Revere Drive, Suite A                    6.67               13,333                  0              $100,000 by cancellation of
Northbrook, IL 60062                                                                                        Promissory Notes
Tel: 847-559-0060
Fax: 847-559-5807
Richard@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Richard P. Kiphart
c/o
William Blair & Co.
222 W. Adams Street                                                                                   $300,000 by cancellation of
Chicago, IL 60606                          20                  40,000                  0                    Promissory Notes
Tel: 213-364-8420
Fax: 312-368-9418
rkiphart@williamblair.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Lachman Family Limited Partnership
Attn: Mary Lachman
3140 Whisperwoods Court
Northbrook, IL 60062                       20                 40,000                   0              $300,000 by cancellation of
Tel: 847-564-4462                                                                                          Promissory Notes
Fax: 847-564-4460
marl@lachman.org
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Joseph Levy Jr. Declaration of
Trust, UAD May 1, 1986
3340 W. Main Street                                                                                   $60,000 by cancellation of
Skokie, Il 60076                            4                  8,000                   0                   Promissory Notes
Tel: 847-933-1197
Fax: 847-933-0379
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Nancy Hoyt Revocable Trust
15 N. Howe Street                          35                 70,000                   0              $525,000 by cancellation of
Chicago, IL 60614                                                                                          Promissory Notes
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Bear Stearns as custodian for
Nathan A. Low Roth IRA
c/o
Sunrise Securities Corp.
Attn: Nathan Low
25th Floor                                 13.33              26,667                   4.44                $200,000
641 Lexington Avenue
New York, N.Y. 10022
Tel: 212-421-1616
Fax: 212-750-7277
Nathan@sunrisecorp.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
North Sound Legacy Fund LLC
c/o
North Sound Capital LLC
Attn: Thomas McAuley
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Tel: 203-967-5700
Fax: 203-967-5701
Kevin@northsound.com
                                             8                 16,000                   2.67                   $120,000
with a copy to:

Wiggin and Dana LLP
400 Atlantic Street
Stamford, CT 06901
Telephone: (203) 363-7630
Facsimile:  (203) 363-7676
Attn: Michael Grundei, Esq.
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
North Sound Legacy Institutional
Fund LLC
c/o
North Sound Capital
Attn: Thomas McAuley
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Tel: 203-967-5700
Fax: 203-967-5701
Kevin@northsound.com                       124                248,000                  41.33                 $1,860,000

with a copy to:

Wiggin and Dana LLP
400 Atlantic Street
Stamford, CT 06901
Telephone: (203) 363-7630
Facsimile:  (203) 363-7676
Attn: Michael Grundei, Esq.
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
North Sound Legacy International Ltd
c/o
North Sound Capital
Attn: Thomas McAuley
53 Forest Avenue, Suite 202
Old Greenwich, CT 06870
Tel: 203-967-5700
Fax: 203-967-5701
Kevin@northsound.com                       268                536,000                  89.33                 $4,020,000

with a copy to:

Wiggin and Dana LLP
400 Atlantic Street
Stamford, CT 06901
Telephone: (203) 363-7630
Facsimile:  (203) 363-7676
Attn: Michael Grundei, Esq.
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
RHP Master Fund Ltd
c/o
Rock Hill Investment Management, L.P
3 Bala Plaza East, Suite 585
Bala Cynwyd, PA 19004                       13.33              26,667                   4.44                  $200,000
Tel: 610-949-9700
Fax: 610-949-9600
kmaalowe@rockhillfunds.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Eugene V. Rintels
560 Ridge Road
Winnetka, Il 60093
Tel: 847-920-1363                           16.67              33,333                   0             $250,000 by cancellation of
Fax: 847-920-1685                                                                                          Promissory Notes
grintals@hotmail.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Byron Rubin
5210 Harvest Hill Road
Suite 169
Dallas, Texas 75230                          7                 14,000                   2.33                  $105,000
Tel: 972-991-1161
Fax: 972- 991-8890
brubin@danielsandrubin.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Gerald J. Rubin
1 Helen of Troy Plz.
El Paso, Texas 79912
Tel: 915-225-8088                          33                 66,000                   11                       $495,000
Fax: 915-225-8001
jrubin@hotus.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Stonestreet L.P.
Attn: Michael Finkelstein
260 Town Centre Blvd.
Suite 201
Martham, Ontario L348H8                    27                 54,000                    9                       $405,000
Tel: 416-867-6089
Fax: 416-956-8989
tricia_webb@canaccord.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Tiberius Investments & Capital
c/o
Vision Capital Advisors
Attn: Jordan Fraser
954 3rd Avenue, Suite 402
New York, NY 10022                         13.33              26,667                    4.44                    $200,000
London, England
Tel: 917-723-3557
Fax: 646-638-3332
Jordan@visicap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Thomas J. Ginley Life Insurance
Trust U/A Dtd. 1-22-97
c/o
James A. Corydon
6650 N. Tower Circle Dr.,
Lincolnwood, IL 60712                       1.67               3,333                    0             $25,000 by cancellation of
Tel: 847-679-4374                                                                                           Promissory Notes
Fax: 847-559-5807
jim@crestviewcap.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Treeline Investment Partners, L.P
Attn: Joseph Gil
61 Spindrift Passage
Corte Madera, CA 94925                      6.67              13,333                    2.22                    $100,000
Tel: 415-927-2653
Fax: 415-927-2890
jgil@treelinecapital.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                                                               NUMBER OF SHARES
                                     NUMBER OF SHARES      COMMON STOCK       OF PREFERRED STOCK
NAME, ADDRESS AND FAX NUMBER OF       OF PREFERRED      UNDERLYING WARRANTS      SUBJECT TO         PURCHASE PRICE AND DESCRIPTION
PURCHASER                            STOCK PURCHASED        PURCHASED AT         ADDITIONAL            OF PROMISSORY NOTES TO BE
                                       AT CLOSING             CLOSING           PURCHASE RIGHT          CANCELLED AS APPLICABLE
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
David Valentine
95 Revere Drive, Suite A
Northbrook, IL 60043                       10                  20,000                  0              $150,000 by cancellation of
Tel: 847-418-8313                                                                                         Promissory Notes
Fax: 847-559-5807
dv@kugpartners.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Whalehaven Capital LP
Attn: Evan Schemenauer
3rd Floor
14 Par-La-Ville Road
P.O. Box HM 102                             7                  14,000                  2.33                     $105,000
Hamilton, Bermuda HM08
Tel: 441-295-8313
Fax: 441-292-1373
eschemenaueur@consolidated.bm
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Whalehaven Fund Limited
Attn: Evan Schemenauer
3rd Floor
14 Par-La-Ville Road
P.O. Box HM 1027                            7                  14,000                  2.33                     $105,000
Hamilton, Bermuda HM08
Tel: 441-295-8313
Fax: 441-292-1373
eschemenaueur@consolidated.bm
---------------------------------    ----------------   -------------------   ------------------    ------------------------------
Woodland Financial Group, LLC
Attn: Steven M. Schuster
701 Harger Road
Suite 190                                                                                             $150,000 by cancellation of
Oak Brook, IL 60523                        10                  20,000                  0                    Promissory Notes
Tel: 630-575-2342
Fax: 630-571-0959
sschuster@dpholdings.com
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

TOTALS:                                  1044.67            2,089,333                203.86                  $15,670,000
---------------------------------    ----------------   -------------------   ------------------    ------------------------------

                                   SCHEDULE 2

                               National Coal Corp.
                       Preferred Stock Purchase Agreement
                 Purchasers and Restricted Stock to be Purchased



                                        NUMBER OF SHARES OF RESTRICTED COMMON
         NAME OF PURCHASER            STOCK TO BE PURCHASED AT A PRICE OF $0.65
                                               PER SHARE PRIOR TO CLOSING
----------------------------------    -----------------------------------------

Asset Managers International Lmtd                       38,031
----------------------------------    -----------------------------------------

Gil Avidar                                              19,015
----------------------------------    -----------------------------------------

Big Bend XII Investments, LP                           633,846
----------------------------------    -----------------------------------------

Blackpool Partners, LLC                                 19,015
----------------------------------    -----------------------------------------

Joel Chestler                                           19,015
----------------------------------    -----------------------------------------

Crestview Capital Master LLC                           716,246
----------------------------------    -----------------------------------------

Dara Fieldman                                            9,508
----------------------------------    -----------------------------------------

Stewart & Jennifer Flink                                39,615
----------------------------------    -----------------------------------------

Scott P. George                                          9,508
----------------------------------    -----------------------------------------

GLL Single Strategy, L.P.                               95,077
----------------------------------    -----------------------------------------

Steven J. Halpern                                      269,385
----------------------------------    -----------------------------------------

Jacob Capital, LLC                                      31,692
----------------------------------    -----------------------------------------

Richard P. Kiphart                                      95,077
----------------------------------    -----------------------------------------

Lachman Family Ltd. Partnership                         95,077
----------------------------------    -----------------------------------------

                                        NUMBER OF SHARES OF RESTRICTED COMMON
         NAME OF PURCHASER            STOCK TO BE PURCHASED AT A PRICE OF $0.65
                                               PER SHARE PRIOR TO CLOSING
----------------------------------    -----------------------------------------

Joseph Levy Jr.                                         19,015
----------------------------------    -----------------------------------------

Nancy Hoyt Revocable Trust                             166,385
----------------------------------    -----------------------------------------

Bear Stearns as custodian for
Nathan A. Low Roth IRA                                  63,385
----------------------------------    -----------------------------------------

North Sound Legacy Fund LLC                             38,031
----------------------------------    -----------------------------------------

North Sound Legacy Institutional
Fund LLC                                               589,477
----------------------------------    -----------------------------------------

North Sound Legacy International
Ltd                                                  1,274,031
----------------------------------    -----------------------------------------

RHP Master Fund Ltd                                     63,385
----------------------------------    -----------------------------------------

Eugene V. Rintels                                       79,231
----------------------------------    -----------------------------------------

Byron Rubin                                             33,277
----------------------------------    -----------------------------------------

Gerald J. Rubin                                        156,877
----------------------------------    -----------------------------------------

Stonestreet L.P.                                       128,354
----------------------------------    -----------------------------------------

Thomas J. Ginley Life Insurance
Trust U/A Dtd 1-22-97                                    7,923
----------------------------------    -----------------------------------------

Tiberius Investments & Capital                          63,385
----------------------------------    -----------------------------------------

Treeline Investment Partners, L.P.                      31,692
----------------------------------    -----------------------------------------

David Valentine                                         47,538
----------------------------------    -----------------------------------------

Whalehaven Capital LP                                   33,277
----------------------------------    -----------------------------------------

                                        NUMBER OF SHARES OF RESTRICTED COMMON
         NAME OF PURCHASER            STOCK TO BE PURCHASED AT A PRICE OF $0.65
                                               PER SHARE PRIOR TO CLOSING
----------------------------------    -----------------------------------------

Whalehaven Fund Limited                                 33,227
----------------------------------    -----------------------------------------

Woodland Financial Group, LLC                           47,538
----------------------------------    -----------------------------------------

TOTAL:                                                4,966,185
----------------------------------    -----------------------------------------

                                    EXHIBIT B

                      FORM OF COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.


                                                                Warrant No. W-__

                          COMMON STOCK PURCHASE WARRANT

        To Purchase ____________ [20% COVERAGE] Shares of Common Stock of
                               NATIONAL COAL CORP.

         THIS IS TO CERTIFY THAT _______________, or registered assigns (the "Holder"), is entitled, during the Exercise Period (as hereinafter defined), to purchase from National Coal Corp., a Florida corporation (the "Company"), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $2.10 per share, all on and subject to the terms and conditions hereinafter set forth.

         1. DEFINITIONS. As used in this Warrant, the following terms have the respective meanings set forth below:

         "ADDITIONAL SHARES OF COMMON STOCK" means any shares of Common Stock issued by the Company after the Closing Date other than: (i) Warrant Stock; (ii) shares issued or issuable pursuant to anti-dilution provisions of the Preferred Stock; (iii) shares issued or issuable upon the conversion of the Preferred
Stock; (iv) shares issued or issuable upon the exercise of any warrants or options outstanding as of the Closing Date; (v) shares of Common Stock or Common Stock Equivalents issued in connection with a bona-fide strategic transaction;
(vii) shares of Common Stock or Common Stock Equivalents issued in connection with any stock-based compensation plans of the Company approved by the Board of Directors of the Company including all (which shall be at least three) Independent Directors (as defined in the Purchase Agreement), the number of such shares of Common Stock (or, in the case of Common Stock Equivalents, the number of shares of Common Stock acquirable pursuant thereto) not to exceed 5 million (as adjusted for stock splits, stock dividends and the like) and the value assigned upon grant not to be less than 85% of the Current Market Price or
(viii) shares issuable upon the exercise of any warrants that are issuable pursuant to the terms of the Purchase Agreement or upon conversion of the Notes (as defined in the Note Purchase Agreement).

         "AFFILIATE" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

         "APPRAISED VALUE" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company's Board of

Directors and having no prior relationship with the Company.

         "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in Tennessee generally are authorized or required by law or other government actions to close.

         "CHANGE OF CONTROL" means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company's voting securities prior to such transaction or series of transactions fail to continue to hold at least 50% of the voting power of the Company.

         "CLOSING DATE" means August 31, 2004.

         "COMMISSION" means the Securities and Exchange  Commission or any other
federal  agency  then   administering  the  Securities  Act  and  other  federal
securities laws.

         "COMMON STOCK" means (except where the context otherwise indicates) the Common Stock, $0.0001 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.7.

         "COMMON STOCK EQUIVALENTS" has the meaning set forth in Section 4.4.

         "CURRENT MARKET PRICE" means, in respect of any share of Common Stock on any date herein specified,

         (1) if there shall not then be a public market for the Common Stock, the higher of

                  (a) the book value per share of Common Stock at such date, and

                  (b) the Appraised Value per share of Common Stock at such date,

         or

         (2) if there shall then be a public market for the Common Stock, the higher of (x) the book value per share of Common Stock at such date, and (y) the average of the daily market prices for the 5 consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the closing price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing price on such day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. (the "NASD") selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

         "CURRENT WARRANT PRICE" means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $2.10 per share of Common Stock.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "EXERCISE PERIOD" means the period during which this Warrant is exercisable pursuant to Section 2.1.

         "EXPIRATION DATE" means August 31, 2006.

         "GAAP" means generally accepted accounting principles in the United States of America as from time to time in effect.

         "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

         "OTHER PROPERTY" has the meaning set forth in Section 4.7.

         "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "PREFERRED   STOCK"  shall  mean  the  Company's  Series  A  Cumulative
Convertible Preferred Stock, par value $0.0001 per share.

         "PURCHASE AGREEMENT" means, as applicable, (i) that certain Preferred Stock and Warrant Purchase Agreement (the "PREFERRED STOCK PURCHASE AGREEMENT") dated as of August 31, 2004 among the Company and the other parties named therein, if this Warrant was issued pursuant thereto or (ii) that certain Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT") dated as of August 31, 2004 among the Company and the other parties named therein, if this Warrant was issued upon conversion of the Notes (as Defined in the Note Purchase Agreement) issued pursuant thereto.

         "RESTRICTED COMMON STOCK" means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in
Section 3.2.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "TRADING DAY" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

         "TRANSFER" means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

         "WARRANTS" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         "WARRANT PRICE" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

         "WARRANT STOCK" means the ____________ [20% COVERAGE] shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

         2.       EXERCISE OF WARRANT.

         2.1. MANNER OF EXERCISE. From and after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

         In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as EXHIBIT A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

         If the Company intentionally and willfully fails to deliver to the holder such certificate or certificates pursuant to this Section 2.1 (free of any restrictions on transfer or legends, if such shares have been registered) in accordance herewith, prior to the seventh trading day after the receipt by the Company of (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant (the "Date of Receipt"), the Company shall pay to such Holder, in cash, on a per diem basis, an amount equal to 2% of the value of the undelivered Warrant Stock (based on the Current Market Price of the Common Stock on the Date of Receipt) per month until such delivery takes place.

         Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company,
(ii) wire transfer to the account of the Company or (iii) at any time after January 28, 2005 if, at any time and from time to time, the Warrant Stock is not registered for resale pursuant to an effective registration statement pursuant to which sales may be made, the surrender and cancellation of a portion of shares of Common Stock then held by the Holder or issuable upon such exercise of this Warrant, which shall be valued and credited toward the total Warrant Price due the Company for the exercise of the Warrant based upon the Current Market Price of the Common Stock. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

         2.2. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

         2.3. CONTINUED VALIDITY. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 10 and 13 of this Warrant.

         2.4.     RESTRICTIONS ON EXERCISE AMOUNT.

         (i) Unless a Holder delivers to the Company  irrevocable written notice
(x) prior to the date of issuance hereof or sixty-one days prior to the effective date of such notice that this Section 2.4(i) shall not apply to such Holder or (y) prior to a Change of Control the terms of which require the conversion of the Preferred Stock into Common Stock, the Holder may not acquire a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), exceeds 9.99% if the holder is a Crestview Investor or any of their successors or assigns, or 4.99% if the Holder is any other person, in each case, of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph. "Crestview Investor" shall mean a Holder designated as a Crestview Investor on SCHEDULE 1 to the Purchase Agreement.

         (ii) In the event the Company is prohibited from issuing shares of Warrant Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

         3.       TRANSFER, DIVISION AND COMBINATION.

         3.1. TRANSFER. The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as EXHIBIT C hereto and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of EXHIBIT B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

         3.2. RESTRICTIVE LEGEND. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED."

         3.3. DIVISION AND COMBINATION; EXPENSES; BOOKS. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with
Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

         4. ADJUSTMENTS. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

         4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time while this Warrant is outstanding the Company shall:

                  (i)  declare  a  dividend  or  make  a  distribution   on  its
outstanding shares of Common Stock in shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

         (1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

         (2)      the Current Warrant Price shall be adjusted to equal:

                  (A) the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

                  (B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

         Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become
effective   immediately   after  the  effective  date  of  such  subdivision  or
combination.

         4.2. CERTAIN OTHER DISTRIBUTIONS. If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, then:

                  (1) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution, multiplied by a fraction (x) the numerator of which shall be the Current Warrant Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Current Warrant Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

                  (2) the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted to equal (x) the Current Warrant Price multiplied by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to the adjustment, divided by (y) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3.     ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

                  (i) If at any time while this Warrant is outstanding the Company shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than $1.50 (as adjusted for stock splits, stock dividends and the like) at the time the additional shares of Common Stock are issued or sold, then:

                  (A) the Current Warrant Price immediately prior to such issue or sale shall be reduced to a price determined by dividing

                           (1) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (b) the consideration, if any, received by the Company upon such issue or sale, by

                           (2) the total number of shares of Common Stock outstanding immediately after such issue or sale; and

                  (B) the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to equal the amount obtained by

                           (1) multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such issue or sale and

                           (2) dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause
         (A).

                  (ii) The provisions of paragraph 4.3(i) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock acquirable upon exercise of this Warrant shall be made under paragraph 4.3(i) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4.

         4.4. ISSUANCE OF COMMON STOCK EQUIVALENTS. If at any time while this Warrant is outstanding the Company shall issue or sell any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any securities convertible into shares of Common Stock (other than the Additional Shares of Common Stock) (collectively, "Common Stock Equivalents"), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the effective price per share for which Common Stock is issuable upon the exercise, exchange or conversion of such Common Stock Equivalents shall be less than the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Warrant Stock acquirable upon the exercise of this Warrant and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Common Stock Equivalents. No further adjustments to the current Warrant Price shall be made under this
Section 4.4 upon the actual issue of such Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents.

         4.5.     SUPERSEDING ADJUSTMENT.

                  (i) If, at any time after any adjustment of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 as the result of any issuance of Common Stock Equivalents, (x) the right to exercise, convert or exchange all or a portion of such Common Stock Equivalents shall expire unexercised, or (y) the conversion rate or consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased solely by virtue of provisions therein contained for an automatic increase in such conversion rate or consideration per share upon the occurrence of a specified date or event, then any such previous adjustments to the Current Warrant Price and the number of shares of Common Stock for which this Warrant is exercisable shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

                  (ii) Upon the occurrence of an event set forth in Section 4.5(i) above there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Common Stock Equivalents, as having been issued on the date or dates of any such exercise, conversion or exchange and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the conversion rate or consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment to the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         4.6. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

                  (a) WHEN  ADJUSTMENTS TO BE MADE. The adjustments  required by
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (b) FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) ESCROW OF STOCK. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

         4.7. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS.

                  (a) If there shall occur a Change of Control and if pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

                  (b) In case of any such Change of Control described above, the successor or acquiring corporation (if other than the Company) and, if an entity different from the successor or surviving entity, the entity whose capital stock or assets the holders of Common Stock of the Company are entitled to receive as a result of such transaction, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of contained in this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable  to the  adjustments  provided  for in  Section 4. For  purposes  of
Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

         4.8. OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4 or any other action described in Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         4.9. CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

         4.10. STOCK TRANSFER TAXES. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         5.       NOTICES TO WARRANT HOLDERS.

         5.1. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth
(i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

         5.2.     NOTICE OF CORPORATE ACTION. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16.2.

         5.3. NO RIGHTS AS STOCKHOLDER. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

         6. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

         7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL AUTHORITY. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

         8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         9. REGISTRATION RIGHTS. The resale of the Warrant Stock shall be registered in accordance with the terms and conditions contained in that certain Investor Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the "Investor Rights Agreement"). The Holder acknowledges that pursuant to the Investor Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Investor Rights Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

         10. SUPPLYING INFORMATION. Upon any default by the Company of its obligations hereunder or under the Investor Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

         11. LOSS OR MUTILATION. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

         12. OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

         13.      FINANCIAL AND BUSINESS INFORMATION.

         13.1. QUARTERLY INFORMATION. The Company will deliver to the Holder, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this Section 13.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

         13.2. ANNUAL INFORMATION. The Company will deliver to the Holder as soon as available and in any event within 90 days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 13.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

         13.3. FILINGS. The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

         14. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

         15.      REDEMPTION AT COMPANY'S ELECTION.

         15.1. The Company may at the option of the Board of Directors of the Company redeem this Warrant, in whole or in part, at any time after March 1, 2006 provided that (i) the Current Market Price (as determined by paragraph (2) of such definition) is greater than $4.20 (as adjusted for stock splits, reverse splits, stock dividends and the like) for ten consecutive trading days and (ii) all of the Warrant Stock underlying the Warrants to be redeemed (x) is then registered under an effective registration statement in accordance with the terms and conditions of the Investor Rights Agreement and the Company is in compliance in all material respects with the Investor Rights Agreement or (y) may be sold without restriction pursuant to Rule 144(k) promulgated by the Commission under the Securities Act. The amount payable in redemption of the rights to purchase the Warrant Stock pursuant to this Section 15.1 shall be cash equal to $0.01 multiplied by the number of Warrant Shares that would be issuable upon exercise of the Warrants being redeemed (the "Redemption Price").

         15.2.    The Company shall effect a redemption as follows:

                  (i) The number of warrants subject to redemption (including the Warrants) shall be allocated pro rata among the holders of all of the warrants to purchase Common Stock issued by the Company pursuant to the Purchase Agreement together with those issued upon conversion of the Notes (as defined in the Note Purchase Agreement) (collectively, the "Redemption Warrants"), based upon the number of Redemption Warrants then outstanding that are held by each such holder.

                  (ii) The Company shall pay the Redemption Price in cash for the Redemption Warrants to be redeemed.

                  (iii) At least 15 but no more than 60 days prior to the date fixed for any redemption of any Redemption Warrants (the "Redemption Date"), written notice shall be given to each holder of record of Redemption Warrants to be redeemed, notifying such holder of the redemption to be effected, specifying the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the Redemption Warrants to be redeemed (the "Redemption Notice"). On or after the Redemption Date, each holder of Redemption Warrants to be redeemed shall surrender to the Company the certificate or certificates representing such warrants, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price therefor shall be paid to the person whose name appears on such certificate or certificates as the owner thereof, and upon such payment, each surrendered certificate shall be canceled. In the event less than all the warrants represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed warrants. For avoidance of doubt, the holder may exercise the Warrant at any time prior to the redemption of the Warrant pursuant to this Section 15.

         16.      MISCELLANEOUS.

         16.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         16.2. NOTICE GENERALLY. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

         16.3. SUCCESSORS AND ASSIGNS. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

         16.4. AMENDMENT. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

         16.5. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         16.6. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         16.7. GOVERNING LAW. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 16.2.

         IN WITNESS WHEREOF, National Coal Corp. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: August 31, 2004


                                     NATIONAL COAL CORP.


                                     By:    ______________________________
                                     Name:
                                     Title:

Attest:



By:______________________________
Name:
Title: Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


         1. The undersigned hereby elects to purchase shares of the Common Stock of National Coal Corp. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. The undersigned hereby elects to convert the attached Warrant into Common Stock of National Coal Corp. through "cashless exercise" in the manner specified in the Warrant. This conversion is exercised with respect to _____________________ of the Shares covered by the Warrant.

         3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                                        ----------------------------------------
                                                        (Name)

                                        ----------------------------------------

                                        ----------------------------------------
                                                       (Address)

         [and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.]



-------------------------------------
(Name of Registered Owner)


-------------------------------------
(Signature of Registered Owner)

-------------------------------------
(Street Address)

-------------------------------------
(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of National Coal Corp. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:


---------------------------------------

---------------------------------------

---------------------------------------
(Name and Address of Assignee)

---------------------------------------
(Number of Shares of Common Stock)


and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.


Dated:_________________________________


--------------------------------------
(Print Name and Title)

--------------------------------------
(Signature)

--------------------------------------
(Witness)


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                    FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the "Warrants") to purchase ____ shares of common stock of National Coal Corp. (the "Company"), par value $0.0001 per share (the "Common Stock")][___shares of common stock of National Coal Corp. (the "Company"), par value $0.0001 per share (the "Common Stock") upon the exercise of warrants by ________], by _______________ (the "Holder") from _____________, the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "Securities").

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder's own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Act:

"[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this __ day of __________ 200_.

[Name]


By:______________________________
Name:
Title:

                                    EXHIBIT G

                                SUBSCRIPTION FORM

          [To be executed only upon exercise Additional Purchase Right]


         1. The undersigned hereby elects to purchase shares of the Series A Cumulative Convertible Preferred Stock of National Coal Corp. (the "Company") along with the appropriate number of Warrants, in each case, pursuant to the terms of the Preferred Stock and Warrant Purchase Agreement, dated as of August 31, 2004 among the Company and the Purchasers listed in Schedule 1 thereto (the "Purchase Agreement"), and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below. The undersigned hereby makes for the benefit of the Company, as of the date hereof and with respect to the shares of Series A Cumulative Convertible Stock being acquired hereunder, the representations and warranties set forth in Section 4.3 through 4.6 of the Purchase Agreement.


                                        ----------------------------------------
                                                        (Name)

                                        ----------------------------------------

                                        ----------------------------------------
                                                       (Address)


-------------------------------------
(Name of Purchaser)


-------------------------------------
(Signature of Purchaser)

-------------------------------------
(Street Address)

-------------------------------------
(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name Purchaser in the Purchase Agreement in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT H

                                 ASSIGNMENT FORM

                          FOR ADDITIONAL PURCHASE RIGHT

FOR VALUE RECEIVED the undersigned Purchaser pursuant to the Preferred Stock and Warrant Purchase Agreement, dated as of August 31, 2004 among the Company and the Purchasers listed in Schedule 1 thereto (the "Purchase Agreement") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under Article VIII of the Purchase Agreement, with respect to the number of shares of Preferred Stock and Warrant Shares set forth below:


---------------------------------------

---------------------------------------

---------------------------------------
(Name and Address of Assignee)

---------------------------------------
(Number of Shares of Preferred Stock)

---------------------------------------
(Number of Warrant Shares)


Dated:________________________________


--------------------------------------
(Print Name and Title)

--------------------------------------
(Signature)

--------------------------------------
(Witness)


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.